News Release BorgWarner Completes Acquisition of Delphi Technologies • Strengthens Electronics and Power Electronics Products, Capabilities and Scale • Positions BorgWarner for Greater Growth as Electrified Propulsion Systems Gain Momentum • Enhances Key Combustion, Commercial Vehicle and Aftermarket Businesses Auburn Hills, Michigan, October 2, 2020 – BorgWarner Inc. (NYSE: BWA) today announced it has completed its acquisition of Delphi Technologies. The combination of BorgWarner and Delphi Technologies is expected to strengthen BorgWarner’s electronics and power electronics products, capabilities and scale, creating a leader in electrified propulsion systems that BorgWarner believes is well-positioned to take advantage of future propulsion migration. "We are pleased to complete our acquisition of Delphi Technologies,” said Frédéric Lissalde, President and CEO, BorgWarner. “Through this combination, BorgWarner is even better positioned with a more comprehensive portfolio of industry-leading propulsion products and systems across combustion, hybrid and electric vehicles. We expect that the combination will also strengthen our commercial vehicle and aftermarket businesses. We welcome Delphi Technologies’ colleagues around the world to the BorgWarner team and are excited about the opportunities we have together to address market trends towards electrification. I am proud of our global workforce, including our integration planning teams, for driving the business forward as we managed through the pandemic and laying a strong foundation for a seamless integration. I have great confidence that we will realize what we believe are significant benefits of this combination for our shareholders, customers and suppliers.” Compelling Strategic and Financial Benefits: borgwarner.com

BorgWarner Inc. (BorgWarner Completes Acquisition of Delphi Technologies_EN) – 2 Bringing BorgWarner and Delphi Technologies together is expected to: • Strengthen BorgWarner’s electronics and power electronics products, capabilities and scale, creating a leader in electrified propulsion systems that BorgWarner believes is well-positioned to take advantage of future propulsion migration. Delphi Technologies brings industry leading power electronics technology and talent, with an established production, supply and customer base. The combined company will offer customers a suite of integrated and standalone offerings of power electronics products (including high voltage inverters, converters, on-board chargers and battery management systems) and capabilities (including software, systems integration and thermal management). • Enhance BorgWarner’s combustion, commercial vehicle and aftermarket businesses. Delphi Technologies’ breadth of combustion propulsion products complements BorgWarner’s innovative portfolio, which is focused on clean technologies to increase efficiency and performance of modern combustion vehicles. Adding Delphi Technologies’ commercial vehicle and aftermarket business results in more balance across light vehicles, commercial vehicles and the aftermarket. Global aftermarket customers will continue to benefit from an extensive portfolio of BorgWarner and Delphi Technologies OE-quality aftermarket parts, services, diagnostic tools and test equipment. As a brand of BorgWarner, Delphi Technologies Aftermarket will maintain its brand identity, and customers across the world will be able to rely on their trusted contacts for sales and customer service support. The completion of the transaction follows approval by Delphi Technologies’ shareholders, receipt of required regulatory approvals, the satisfaction of certain conditions relating to indebtedness of Delphi Technologies, and the satisfaction or waiver of customary closing conditions. In connection with the close of this transaction, Delphi Technologies common stock will cease to be traded on the New York Stock Exchange. Conference Call and Presentation Materials At 9:30 a.m. ET on Thursday, October 8, 2020, a brief conference call with additional details on the acquisition will be webcast at: borgwarner.com

BorgWarner Inc. (BorgWarner Completes Acquisition of Delphi Technologies_EN) – 3 http://www.borgwarner.com/en/Investors/default.aspx. Additionally, an acquisition presentation will be available at http://www.borgwarner.com/en/Investors/default.aspx. About BorgWarner BorgWarner Inc. (NYSE: BWA) is a global product leader in clean and efficient technology solutions for combustion, hybrid and electric vehicles. Building on its original equipment expertise, BorgWarner also brings market leading product and service solutions to the global aftermarket. With manufacturing and technical facilities in 99 locations in 24 countries, the company employs approximately 48,000 worldwide. For more information, please visit borgwarner.com. Statements in this news release (this “Release”) may contain forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act that are based on management’s current outlook, expectations, estimates and projections. Words such as “anticipates,” “believes,” “continues,” “could,” “designed,” “effect,” “estimates,” “evaluates,” “expects,” “forecasts,” “goal,” “guidance,” “initiative,” “intends,” “may,” “outlook,” “plans,” “potential,” “predicts,” “project,” “pursue,” “seek,” “should,” “target,” “when,” “will,” “would,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Further, all statements, other than statements of historical fact contained or incorporated by reference in this Release that we expect or anticipate will or may occur in the future regarding our financial position, business strategy and measures to implement that strategy, including changes to operations, competitive strengths, goals, expansion and growth of our business and operations, plans, references to future success and other such matters, are forward-looking statements. Accounting estimates, such as those described under the heading “Critical Accounting Policies” in Item 7 of our most recently-filed Annual Report on Form 10-K (“Form 10-K”), are inherently forward-looking. All forward-looking statements are based on assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances. Forward-looking statements are not guarantees of performance, and the Company’s actual results may differ materially from those expressed, projected or implied in or by the forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Release. Forward-looking statements are subject to risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed, projected or implied in or by the forward-looking statements. These risks and uncertainties, among others, include: failure to realize the expected benefits of the acquisition of Delphi Technologies; failure to promptly and effectively integrate Delphi Technologies’ businesses; the potential for unknown or inestimable liabilities relating to the acquired business; our borgwarner.com

BorgWarner Inc. (BorgWarner Completes Acquisition of Delphi Technologies_EN) – 2 dependence on automotive and truck production, both of which are highly cyclical; our reliance on major OEM customers; commodities availability and pricing; supply disruptions; fluctuations in interest rates and foreign currency exchange rates; availability of credit; our dependence on key management; our dependence on information systems; the uncertainty of the global economic environment; the outcome of existing or any future legal proceedings, including litigation with respect to various claims; future changes in laws and regulations, including, by way of example, tariffs, in the countries in which we operate; and other risks noted in reports that we file with the Securities and Exchange Commission, including Item 1A, “Risk Factors” in our most recently-filed Form 10-K. We do not undertake any obligation to update or announce publicly any updates to or revisions to any of the forward-looking statements in this presentation to reflect any change in our expectations or any change in events, conditions, circumstances, or assumptions underlying the statements. IR contact : Patrick Nolan Phone : +1 248-754-0884 Email : ir@borgwarner.com PR contact: Michelle Collins Phone: +1 248-754-0449 Email: mediacontact@borgwarner.com borgwarner.com